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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY , 1996

                            AUREAL SEMICONDUCTOR INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-20684                94-3117385
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

  4245 TECHNOLOGY DRIVE, FREMONT, CA                        94538
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (510) 252-4245

   (Former name, former address and former fiscal year, if changed since last report)

This report, including exhibits, consists of    pages. The Exhibit Index is
located on page 4.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Aureal Semiconductor Inc. (the "Company"), Aureal Acquisition Corporation, a California corporation and a wholly-owned subsidiary of the Company ("Sub"), and Crystal River Engineering, Inc., a California corporation ("CRE"), have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of May 7, 1996, whereby Sub will be merged with and into CRE and CRE will become a wholly-owned subsidiary of the Company (the "Acquisition"). Subject to the terms and conditions of the Reorganization Agreement (including, without limitation, the consent of the shareholders of CRE), upon the effective time of the Acquisition, each outstanding share of Common Stock of CRE will be acquired by the Company at a price per share of $8.30, and each outstanding and unexercised option for CRE Common Stock will be assumed by the Company and converted into a option to purchase that number of shares of the Common Stock of the Company ("Option Shares") determined by multiplying the number of shares of CRE Common Stock purchasable under such option by $8.30, with an exercise price per share of the Company's Common Stock equal to the aggregate exercise price of the assumed CRE option by the Option Shares. The Closing Date is anticipated to be on or about May 25, 1996. A copy of the Reorganization Agreement is attached as Exhibit 1 and is incorporated herein by reference.

         The per share price paid by the Company for CRE's Common Stock represents the fair market value of such stock, as determined by arms-length negotiations between the Company and CRE. The Company intends to use some of the proceeds from its sale of 10,000,000 shares of Common Stock to certain investors in February and March, 1996, to fund the Acquisition.

         In connection with the Acquisition, the Company will acquire the rights to 3D audio software which CRE has developed. Prior to the Acquisition, the Company had contracted with CRE to develop certain audio software.

         A copy of the press release announcing the execution of the Reorganization Agreement is attached as Exhibit 2 and is incorporated herein by reference.

         The Company will file the required financial statements and pro forma financial information as an amendment to this Form 8-K as soon as practicable but not later than sixty (60) days from the date of this Form.

ITEM 7.  EXHIBITS

         Exhibit No.                             Description
         -----------                             -----------

             5.1 Agreement and Plan of Reorganization dated May 7, 1996, by and among Aureal Semiconductor Inc., a Delaware corporation (the "Company"), Aureal Acquisition Corporation, a California corporation and a wholly-owned subsidiary of the Company, and Crystal River Engineering, Inc., a California corporation ("CRE").

             5.2                    Press Release dated May 8, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May   , 1996                               AUREAL SEMICONDUCTOR INC.

                                                  By: ________________________
                                                      Brendan R. O'Flaherty
                                                      Vice President,
                                                      Business Development and
                                                      General Counsel

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                            Aureal Semiconductor Inc.
                                  Exhibit Index
                                   to Form 8-K

                                                                                                Sequentially
                                                                                                  Numbered
      Exhibit No.                                   Description                                     Page
      -----------                                   -----------                                 ------------
        5.1                         Agreement and Plan of Reorganization dated
                                    May 7, 1996, by and among Aureal
                                    Semiconductor Inc. (the "Company"), Aureal
                                    Acquisition Corporation, a California
                                    corporation and a wholly-owned subsidiary of
                                    the Company, and Crystal River Engineering,
                                    Inc., a California corporation.

        5.2                         Press Release dated May    , 1996.

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